                                     [LOGO]


                                    COLONIAL

                          INTERMEDIATE TAX-EXEMPT FUND

                          ----------------------------



                               [graphic omitted]


                          ----------------------------

                                  ANNUAL REPORT

                                NOVEMBER 30, 1996





  NOT FDIC-           MAY LOSE VALUE
  INSURED             NO BANK GUARANTEE

                     COLONIAL INTERMEDIATE TAX-EXEMPT FUND


                      DECEMBER 1, 1995 - NOVEMBER 30, 1996
INVESTMENT OBJECTIVE: Colonial Intermediate Tax-Exempt Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment-grade, intermediate-term municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "The past 12 months have been volatile for fixed income investments as long-term interest rates on long-term U.S. Government bonds varied from as low as 5.94% to as high as 7.19%. However, recent economic activity has made us cautiously optimistic on the investment environment going forward and we will position the Fund to take advantage of these changes."
                                                              -- William Loring


               COLONIAL INTERMEDIATE TAX-EXEMPT FUND PERFORMANCE

                                               CLASS A    CLASS B

     Inception date                             2/1/93     2/1/93

     Distributions declared per share*          $0.367     $0.316

     SEC yields on 11/30/96**                    4.42%      3.91%

     Taxable-equivalent SEC yields***            7.32%      6.47%

     12-month total returns, assuming            5.23%      4.55%
     reinvestment  of all distributions and
     no sales charge or contingent
     deferred sales charge (CDSC)

     Net asset value per share on 11/30/96       $7.88      $7.88

*A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on November 30, 1996 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.
***Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.


QUALITY BREAKDOWN                           MATURITY BREAKDOWN
(as of 11/30/96)                            (as of 11/30/96)

AAA ....................... 56.9%           1-3 years .................  1.7%
AA ........................ 14.8%           3-5 years .................  7.2%
A .........................  6.8%           5-7 years ................. 29.6%
BBB........................ 18.6%           7-10 years ................ 37.4%
Not rated .................  2.1%           10-15 years ............... 16.4%
Cash and equivalents ......  0.8%           15-20 years ...............  6.9%
                                            Cash and equivalents ......  0.8%

Quality and maturity breakdowns are calculated as a percentage of total net assets. Because the fund is actively managed, there can be no guarantee the Fund will maintain these quality and maturity breakdowns in the future.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [PHOTO OF HAROLD W. COGGER]

I am pleased to present your Fund's annual report for the fiscal year ended November 30, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support, enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,



/s/ Harold W. Cogger
    ------------------------------
    Harold W. Cogger
    President
    January 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager for Colonial Intermediate Tax-Exempt Fund and vice president of Colonial Management Associates, Inc.

Q. HAS YOUR INVESTMENT STRATEGY CHANGED OVER THE PAST 12 MONTHS?

A. The Fund shifted its strategy during the first quarter of the year in response to changes in expected economic conditions. As interest rates rose, the Fund reduced its effective maturity, decreasing its sensitivity to interest rates in order to stem losses from any further rate increases. However, during the last quarter of the year, we began to see signs of economic activity that would be positive for fixed income investments, such as a slight increase in unemployment and a slowdown in housing starts. We shifted the Fund's market neutral position to one that is slightly bullish. Therefore, we slightly increased the Fund's sensitivity to interest rates by extending the effective maturity of the portfolio.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A. The increase in interest rates early in the year had a negative effect on performance. Later in the year, as we became more positive on the fixed income investment environment and extended the Fund's average maturity, performance benefited from a decline in long-term rates.

Q. HOW DID THE FUND'S 12-MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?

A. The Fund underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. The total return for Class A shares, based on net asset value, was 5.23% while the return on the Index was 5.89%. The Fund's shorter average maturity relative to the Index contributed to its underperformance.

Q. WHAT IS YOUR OUTLOOK FOR THE TAX-EXEMPT BOND MARKET?

A. We are somewhat optimistic about the market's prospects over the next few months. Reports indicate that while the economy is clearly not growing at a rapid, potentially inflationary pace, there are no significant signs of potentially recessionary weaknesses, either. Therefore, we are anticipating moderate growth going forward and we see nothing on the horizon to cause us to be either strongly bullish or strongly bearish. We also view the passing of the election year to be a stabilizing factor for municipal bonds, as the election of a good mix of Democrats and Republicans should put fears of radical tax reform to rest. At this time, we view tax-exempt bonds as slightly undervalued and representative of a long-term buying opportunity.

          COLONIAL INTERMEDIATE TAX-EXEMPT FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 2/1/93 - 11/30/96
                    Based on NAV and MOP for Class A Shares

 Label           A            B           C
citefa.xls    nav          mop

Feb  1, 93       10000         9675     10000
Feb 28, 93    10307.89     9972.886     10362
Mar 31, 93    10213.52     9881.576     10252
Apr 30, 93    10320.25     9984.843     10355
May 31, 93    10373.49     10036.35     10414
Jun 30, 93    10535.27     10192.87     10588
Jul 31, 93    10575.32     10231.62     10601
Aug 31, 93    10765.27      10415.4     10822
Sep 30, 93    10860.35     10507.39     10946
Oct 31, 93    10887.68     10533.83     10967
Nov 30, 93    10817.58     10466.01     10870
Dec 31, 93     11011.5     10653.62     11099
Jan 31, 94    11136.89     10774.94     11226
Feb 28, 94    10886.34     10532.53     10935
Mar 31, 94    10521.89     10179.93     10490
Apr 30, 94    10634.65     10289.02     10579
May 31, 94    10704.77     10356.86     10671
Jun 30, 94    10718.94     10370.58     10605
Jul 31, 94    10835.73     10483.57     10800
Aug 31, 94    10881.54     10527.89     10837
Sep 30, 94    10798.58     10447.63     10678
Oct 31, 94    10658.19      10311.8     10489
Nov 30, 94    10487.12     10146.29     10299
Dec 31, 94    10650.09     10303.96     10526
Jan 31, 95    10814.78      10463.3     10826
Feb 28, 95    11039.49     10680.71     11141
Mar 31, 95    11161.63     10798.88     11269
Apr 30, 95    11165.94     10803.05     11283
May 31, 95    11437.46     11065.74     11643
Jun 30, 95     11366.7     10997.28     11541
Jul 31, 95    11521.48     11147.04     11650
Aug 31, 95    11674.17     11294.76     11798
Sep 30, 95    11751.92     11369.98     11873
Oct 31, 95    11890.15     11503.72     12045
Nov 30, 95    12013.39     11622.95     12245
Dec 31, 95    12075.43     11682.97     12363
Jan 31, 96    12183.56     11787.59     12456
Feb 29, 96    12138.06     11743.58     12372
Mar 31, 96    12030.29     11639.31     12214
Apr 30, 96    12015.18     11624.69     12179
May 31, 96    11999.88     11609.89     12175
Jun 30, 96    12094.37      11701.3     12307
Jul 31, 96    12204.88     11808.22     12419
Aug 31, 96    12222.25     11825.03     12416
Sep 30, 96    12334.61     11933.74     12590
Oct 31, 96    12431.57     12027.54     12732
Nov 30, 96    12641.69     12230.84     12965


          COLONIAL INTERMEDIATE TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 2/1/93 - 11/30/96
                Based on NAV and Maximum CDSC for Class B Shares

 Label           A            B          C
citefb.xls    nav          mop
Feb  1, 93       10000        10000     10000
Feb 28, 93    10302.44     10302.44     10362
Mar 31, 93    10202.49     10202.49     10252
Apr 30, 93    10303.49     10303.49     10355
May 31, 93    10350.99     10350.99     10414
Jun 30, 93    10506.89     10506.89     10588
Jul 31, 93    10541.28     10541.28     10601
Aug 31, 93     10725.1      10725.1     10822
Sep 30, 93    10814.25     10814.25     10946
Oct 31, 93    10835.77     10835.77     10967
Nov 30, 93    10760.44     10760.44     10870
Dec 31, 93    10947.54     10947.54     11099
Jan 31, 94    11066.36     11066.36     11226
Feb 28, 94    10811.48     10811.48     10935
Mar 31, 94    10443.72     10443.72     10490
Apr 30, 94    10549.88     10549.88     10579
May 31, 94    10613.77     10613.77     10671
Jun 30, 94    10622.06     10622.06     10605
Jul 31, 94       10732        10732     10800
Aug 31, 94    10771.55     10771.55     10837
Sep 30, 94    10683.57     10683.57     10678
Oct 31, 94    10538.71     10538.71     10489
Nov 30, 94    10363.86     10363.86     10299
Dec 31, 94     10519.3      10519.3     10526
Jan 31, 95    10676.39     10676.39     10826
Feb 28, 95     10892.4      10892.4     11141
Mar 31, 95    11006.97     11006.97     11269
Apr 30, 95    11005.26     11005.26     11283
May 31, 95    11266.93     11266.93     11643
Jun 30, 95    11191.27     11191.27     11541
Jul 31, 95    11337.57     11337.57     11650
Aug 31, 95    11481.76     11481.76     11798
Sep 30, 95       11552        11552     11873
Oct 31, 95     11681.6      11681.6     12045
Nov 30, 95    11796.42     11796.42     12245
Dec 31, 95    11851.02     11851.02     12363
Jan 31, 96    11950.68     11950.68     12456
Feb 29, 96    11899.55     11899.55     12372
Mar 31, 96    11787.29     11787.29     12214
Apr 30, 96    11766.03     11766.03     12179
May 31, 96    11744.59     11744.59     12175
Jun 30, 96    11830.56     11830.56     12307
Jul 31, 96     11932.4      11932.4     12419
Aug 31, 96    11942.89     11942.89     12416
Sep 30, 96    12046.21     12046.21     12590
Oct 31, 96    12134.39     12134.39     12732
Nov 30, 96    12332.93     12232.93     12965

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
               As of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------

                       CLASS A SHARES          CLASS B SHARES
INCEPTION                   2/1/93                 2/1/93
                       NAV         MOP         NAV       W/CDSC
--------------------------------------------------------------------------------
1 YEAR                4.32%       0.93%       3.64%      (0.34)%
SINCE INCEPTION       6.07%       5.18%       5.39%       5.17%

Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
(NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge of 4% for one year and 1% since inception. Past performance cannot predict future results.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1996 (IN THOUSANDS)

MUNICIPAL BONDS - 98.0%                                           PAR     VALUE
-------------------------------------------------------------------------------
EDUCATION - 27.2%
    EDUCATION - 10.3%
    CT State Health & Educational
     Facilities Authority,
     University of New Haven, Series 1996 D,
                                  6.000%  07/01/06             $  100   $   102
    MN State Higher Education Facilities
     Authority, MacAlester College,
     Series 4-C,
                                  6.000%  03/01/01                500       529
    NY New York Dormitory Authority
     State University of New York,
     Series 1989 B,
                                  7.100%  05/15/01                100       109
    NY State Dormitory Authority,
     New York City University,
     Series 1995 A,
                                  5.625%  07/01/16                500       495
    NY State Dormitory Authority,
     New York City University,
     Series 1995 A,
                                  5.500%  07/01/00                500       521
    OH State Higher Education Commission,
     Series II-B,
                                  5.750%  11/01/04                500       541
    TX Brazos Higher Educational
     Facilities Authority,
     Series 1992-A,
                                  6.600%  03/01/00                330       343
                                                                        -------
                                                                          2,640
                                                                        -------

    SCHOOL DISTRICT GENERAL OBLIGATION - 11.3%
    AZ Maricopa County Unified School
     District N0. 69, Paradise Valley,
     Series 1995,
                                  6.350%  07/01/10                500       561
    MI Berkley, City School District,
                                  7.000%  01/01/09(a)             500       588
    MN West St. Paul,
     Independent School District No. 197,
                                  (b)     02/01/04              1,585     1,123
    OH Olmstead Falls Local School District,
                                  6.850%  12/15/11                550       624
                                                                        -------
                                                                          2,896
                                                                        -------

-------------------------------------------------------------------------------
    STUDENT LOAN - 5.6%
    NM State Educational Assistance
     Foundation,
     Series 1-A,
                                  6.200%  12/01/01                500       527
    OH State Student Loan Funding Corporation
     Series A,
                                  5.750%  08/01/03                800       836
    SC State Educational Assistance Authority
     Student Loan Revenue Bonds, Series 1991,
                                  6.200%  09/01/99                 50        52
                                                                        -------
                                                                          1,415
                                                                        -------

--------------------------------------------------------------------------------
 HEALTHCARE - 8.0%
    HOSPITAL - 7.2%
    AL East Health Care Authority
     Health Care Facilities and Tax Anticipation
     Series 1993,
                                  5.625%  09/01/04                 50        52
    HI State Department Budget & Finance
     Special Purpose Mortgage,
     Kapiolani Health Care System, Series 1993,
                                  5.500%  07/01/01                110       113
    MI Dickinson County,
     Memorial Hospital System,
                                  7.625%  11/01/05                300       322
    MN Brainerd Health Care Facilities,
     St. Joseph Medical Center Series 1993-D,
                                  5.300%  02/15/02                 50        52
    OH Cuyahoga County,
     Meridia Health System,
                                  6.300%  08/15/06                890       963
    OH Green Springs,
     St. Francis Health Care Center,
     Series 1994-A,
                                  7.000%  05/15/04                100       107
    PA Philadelphia Hospitals & Higher
     Educational Facilities, Temple
     University Hospital, Series 1993,
                                  5.750%  11/15/99                100       103
    TX Health Facilities Development
     Corp. Hospital, All Saints
     Episcopal Hospitals, Series 1993-A,
                                  5.800%  08/15/04                 80        85
    TX Tarrant County Health Facilities
     Development Corp. Hospital, Fort
     Worth Osteopathic Hospital, Series 1993,
                                  5.800%  05/15/04                 50        53
                                                                        -------
                                                                          1,850
                                                                        -------

    NURSING HOME - 0.8%
    KY Jefferson County Health Facilities
     Beverly Enterprises, Inc., Series 1985-B,
                                  9.750%  08/01/07                 95       104
    MA State Industrial Finance Agency,
     Belmont Home Care Project,
     Series A,
                                  7.970%  01/01/99                100       102
                                                                        -------
                                                                            206
                                                                        -------

--------------------------------------------------------------------------------
 HOUSING - 7.2%
    MULTI-FAMILY - 1.2%
    MA State Housing Finance Agency,
     Series 1992-C,
                                  6.350%  05/15/03                200       213
    NJ State Housing and Mortgage Finance
     Agency,
                                  6.500%  05/01/03                 85        90
                                                                        -------
                                                                            303
                                                                        -------

    SINGLE-FAMILY - 1.9%
    NH State Housing Finance Authority,
     Single Family Mortgage, Series 1990-A,
                                  6.850%  07/01/98                165       168
    RI Housing and Mortgage Finance
     Corp., Homeownership
     Opportunity, Series 6-B:
                                  6.500%  04/01/03                100       105
                                  6.500%  10/01/03                200       211
                                                                        -------
                                                                            484
                                                                        -------

    PUBLIC FACILITIES IMPROVEMENT - 4.1%
    NY State Urban Development Corporation,
                                  6.250%  04/01/02                500       529
    VA State Public Building Authority,
                                  5.625%  08/01/02                500       529
                                                                        -------
                                                                          1,058
                                                                        -------

--------------------------------------------------------------------------------
 OTHER REVENUE - 2.5%
    JUSTICE & PUBLIC ORDER - 2.5%
    KS State Development Authority
     Lease Juvenile Detention Facility
     Project,  Series 1992-H,
                                  5.750%  06/01/02        $        60        64
    LA State Correctional Facilities
     Corp. Lease,  Series 1993,
                                  5.400%  12/15/01                 65        68
    NY State Urban Development Corporation
     Series 1995,
                                  5.700%  04/01/09                500       509
                                                                        -------
                                                                            641
                                                                        -------

--------------------------------------------------------------------------------
RETAIL TRADE - 0.7%
    MISCELLANEOUS RETAIL
    IA Economic Development Finance Authority,
     Mason City Shopping Center,
                                  6.250%  12/01/96                 50        50
    IA State Finance Authority,
     Mason City Shopping Center,
                                  8.500%  12/01/04                 50        52
    VA Virginia Beach Development Authority,
     SC Diamond Associates, Inc.,
                                  8.000%  12/01/10                 75        81
                                                                        -------
                                                                            183
                                                                        -------

--------------------------------------------------------------------------------
 RESOURCE RECOVERY - 4.7%
    CO-GENERATION - 2.1%
    CA Sacramento Co-generation Authority,
     Procter & Gamble Project,
                                  6.500%  07/01/14                500       528
                                                                        -------

    LAND FILL - 0.4%
    MA State Industrial Finance Agency,
     Peabody Monofill Associates, Inc.,
     Series 1995,
                                  9.000%  09/01/05                 90        96
                                                                        -------

    MISCELLANEOUS DISPOSAL - 0.3%
    OH Lake County,
     North Madison Properties,
     Series 1993,
                                  8.069%  09/01/01                 85        87
                                                                        -------

    RESOURCE RECOVERY - 1.9%
    FL Lake County Resources Industrial
     Development,  Recovery Group,
                                  5.400%  10/01/03        $       500       499
                                                                        -------

--------------------------------------------------------------------------------
GENERAL OBLIGATION - 21.0%
    AZ Phoenix General Obligation,
                                  6.125%  07/01/03                500       547
    HI Honolulu City & County,
     Series 1995,
                                  6.000%  11/01/10                500       545
    IL Joliet,
     Series 1993-A,
                                  5.300%  01/01/02                 65        67
    LA State
     Series 1993-A,
                                  5.300%  08/01/04                145       151
    MA Haverhill,
     Series A,
                                  5.900%  06/15/02                200       214
    MA New Bedford,
                                  6.000%  10/15/02                625       676
    NJ State,
     Series D,
                                  (b)     02/15/04                 90        65
    NY New York City,
     Series 1997 A,
                                  7.000%  08/01/06              1,000     1,106
    OH Trumbull County,
                                  5.100%  12/01/03                500       519
    TX State,
     Series B,
                                  5.800%  10/01/04              1,000     1,082
    WI Racine General Obligation,
     TIF Number 8,
                                  5.400%  12/01/03                375       388
                                                                        -------
                                                                          5,360
                                                                        -------

--------------------------------------------------------------------------------
SALES & EXCISE TAX -2.4%
    CT State,
     Series 1996-C,
                                  6.000%  10/01/06                500       547
    LA Sulphur Public Import Sales & Use
     Tax, Series 1993-ST,
                                  5.650%  04/01/04                 50        53
                                                                        -------
                                                                            600
                                                                        -------
--------------------------------------------------------------------------------
 TRANSPORTATION - 14.9%
    AIRPORT - 2.3%
    CO Denver City & County Airport
     Airport System,  Series 1992-C,
                                  6.250%  11/15/00                 50        52
    TX Dallas-Fort Worth Regional Airport,
     Series 1992-B,
                                  6.000%  11/01/02                500       538
                                                                        -------
                                                                            590
                                                                        -------

    TURNPIKE/TOLLROAD/BRIDGE - 12.6%
    CA Foothill, Eastern Transportation
     Corridor Agency, State Toll Road,
     Senior Lien, Series A,
                                  (b)     01/01/04                500       337
    IN State Transportation Finance Authority,
     Series 1993-A,
                                  5.250%  06/01/09                600       608
    KY State Turnpike Authority Economic
     Development Revitalization Projects,
     Series 1992,
                                  5.500%  01/01/01                 50        52
    KY State Turnpike Authority,
     Revitalization Projects,
                                  6.500%  07/01/08              1,000     1,136
    NV Clark County Highway Improvement,
                                  5.700%  07/01/03                500       533
    OH State Turnpike Commission,
     Series 1996 A,
                                  6.000%  02/15/06                500       549
                                                                        -------
                                                                          3,215
                                                                        -------

--------------------------------------------------------------------------------
 UTILITY - 9.4%
    Joint Power Authority - 0.4%
    TX State Municipal Power Agency,
                                  (b)     09/01/15                250        88
                                                                        -------

    MUNICIPAL ELECTRIC - 0.2%
    WA Grant County Public Utilities,
     District Number 002,
     Electric System  Series 1993-E,
                                  5.300%  01/01/03                 50        51
                                                                        -------

    WATER & SEWER - 8.8%
    AZ Phoenix Civic Improvement Corp.,
     Waste Water Lease, Series 1993,
                                  5.750%  07/01/04                 50        54
    PA Center Township Sewer Authority,
     Series A,
                                  6.000%  04/15/03(a)           1,035     1,118
    TX Houston Water & Sewer System,
     Series C,
                                  5.900%  12/01/05              1,000     1,079
                                                                        -------
                                                                          2,251
                                                                        -------

    TOTAL INVESTMENTS (cost of $23,992)(c)                               25,041
                                                                        -------

SHORT TERM OBLIGATIONS - 0.8%
--------------------------------------------------------------------------------
    VARIABLE RATE DEMAND NOTES (d)
    FL Pinellas County Health Facilities Authority,
     Series 1985,
                                  4.000%  12/01/15                100       100
    NY State,
     Series 1994 A4,
                                  4.000%  08/01/21                100       100
                                                                        -------

    TOTAL SHORT-TERM OBLIGATIONS                                            200
                                                                        -------

OTHER ASSETS & LIABILITIES, NET - 1.2%                                      318
--------------------------------------------------------------------------------

    NET ASSETS -100.0%                                                  $25,559
                                                                        -------

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
    (a) These securities, or a portion thereof, with a total market value of $1,813, are being used to collateralize open futures contracts.
    (b) Zero coupon bond.
    (c) Cost for federal income tax purposes is the same.
    (d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1996.

    Short futures contracts open at November 30, 1996 are as follows:
                        Par value                                   Unrealized
                        covered by           Expiration             depreciation
             Type       contracts               month               at 11/30/96
--------------------------------------------------------------------------------
    Municipal bonds       $200                December                  $6

    See notes to financial statements.

                    STATEMENT OF ASSETS & LIABILITIES
                            NOVEMBER 30, 1996


(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $23,992)                               $ 25,041
Short-term obligations                                                 200
                                                                  --------
                                                                    25,241
Receivable for:
   Interest                                           415
   Investments sold                                    10
   Deferred organization expense                       18
Other                                                  43              486
                                                      ----        ---------
    Total Assets                                                    25,727

LIABILITIES
Payable for:
  Distributions                                        95
  Fund shares repurchased                              52
  Variation margin on futures                           2
Payable to Adviser                                      3
Accrued:
  Deferred Trustees fees                                2
Other                                                  14
                                                      ----
    Total Liabilities                                                  168
                                                                  --------

NET ASSETS                                                        $ 25,559
                                                                  ========

Net asset value & redemption price per share -
Class A ($12,479/1,584)                                              $7.88
                                                                  ========

Maximum offering price per share - Class A
($7.88/0.9675)                                                       $8.14(a)
                                                                  ========

Net asset value & offering price per share -
Class B ($13,080/1,660)                                              $7.88(b)
                                                                  ========

COMPOSITION OF NET ASSETS
Capital paid in                                                   $ 25,113
Undistributed net investment income                                     49
Accumulated net realized loss                                         (646)
Net unrealized appreciation (depreciation) on:
  Investments                                                        1,049
  Open futures contracts                                                (6)
                                                                  ---------
                                                                  $ 25,559
                                                                  ========

(a) On sales of $100,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED NOVEMBER 30, 1996


(in thousands)

INVESTMENT INCOME
Interest                                                         $   1,407


EXPENSES
Management fee                                   $    145
Service fee                                            53
Distribution fee - Class B                             89
Transfer agent                                         42
Bookkeeping fee                                        27
Trustees fee                                           12
Custodian fee                                           1
Audit fee                                              17
Legal fee                                               6
Registration fee                                       22
Reports to shareholders                                 5
Amortization of deferred organization expenses         15
Other                                                   3
                                                 --------
                                                      437
Fees and expenses waived or borne by
  the Adviser                                        (190)             247
                                                 --------        ---------
       Net Investment Income                                         1,160
                                                                 ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                         249
  Closed futures contracts                            (69)
                                                 --------
     Net Realized Gain                                                 180
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                        (174)
  Open futures contracts                               55
                                                 --------
     Net Unrealized Depreciation                                      (119)
                                                                 ---------
       Net Gain                                                         61
                                                                 ---------
Net Increase in Net Assets from Operations                       $   1,221
                                                                 =========

See notes to financial statements.

               STATEMENT OF CHANGES IN NET ASSETS

                                                        Year ended
(in thousands)                                          November 30
                                                ---------------------------
INCREASE (DECREASE) IN NET ASSETS                 1996             1995
                                                ----------      -----------
Operations:
Net investment income                            $  1,160         $  1,335
Net realized gain (loss)                              180             (557)
Net unrealized appreciation (depreciation)           (119)           3,026
                                                 --------         --------
    Net Increase from Operations                    1,221            3,804
Distributions:
From net investment income - Class A                 (598)            (707)
From net investment income - Class B                 (556)            (656)
                                                 --------         --------
                                                       67            2,441
                                                 --------         --------
Fund Share Transactions:
Receipts for shares sold - Class A                  1,572            3,913
Value of distributions reinvested - Class A           393              478
Cost of shares repurchased - Class A               (2,838)          (9,071)
                                                 --------         --------
                                                     (873)          (4,680)
                                                 --------         --------
Receipts for shares sold - Class B                    901            2,057
Value of distributions reinvested - Class B           379              449
Cost of shares repurchased - Class B               (3,052)          (3,059)
                                                 --------         --------
                                                   (1,772)            (553)
                                                 --------         --------
    Net Decrease from Fund Share
     Transactions                                  (2,645)          (5,233)
                                                 --------         --------
        Total Decrease                             (2,578)          (2,792)

NET ASSETS
Beginning of period                                28,137           30,929
                                                 ========         ========
End of period (including undistributed net
  investment income of $49 and $26,
  respectively)                                  $ 25,559         $ 28,137
                                                 ========         ========

NUMBER OF FUND SHARES
Sold - Class A                                        202              524
Issued for distributions reinvested - Class A          50               63
Repurchased - Class A                                (365)          (1,219)
                                                 --------         --------
                                                     (113)            (632)
                                                 --------         --------
Sold - Class B                                        116              273
Issued for distributions reinvested - Class B          49               59
Repurchased - Class B                                (393)            (405)
                                                 --------         --------
                                                     (228)             (73)
                                                 --------         --------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

NOTE 1. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Colonial Intermediate Tax-Exempt Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds.
The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $75,021 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Funds average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:  Colonial
Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Funds principal underwriter. During the year ended November
30, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $1,235, on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $35,866 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.20% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% annually of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended November 30, 1996, purchases and sales of investments, other than short-term obligations, were $5,205,571 and $8,446,432, respectively.

Unrealized appreciation (depreciation) at November 30, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

             Gross unrealized appreciation        $1,050,044
             Gross unrealized depreciation            (1,250)
                                                  ----------
             Net unrealized appreciation          $1,048,794
                                                  ==========

CAPITAL LOSS CARRYFORWARDS:   At November 30, 1996, capital loss
carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                            Capital loss
                 expiration                           carryforward
                 ------------                         -------------
                    2003                               $ 491,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
The Fund sells municipal and Treasury bond futures contracts to manage overall portfolio interest rate exposure and not for trading purposes. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or the underlying securities, or
(3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1)
federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3)
IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1996.

                       FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period are as follows:


                                            Year ended November 30
                                --------------------------------------------
                                        1996                   1995
                                Class A     Class B     Class A     Class B
                                --------    --------    --------    --------
Net asset value -
Beginning of period             $  7.850    $  7.850     $ 7.210    $  7.210
                                --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income  (a)         0.375       0.324       0.387       0.338
Net realized and
 unrealized gain (loss)            0.022       0.022       0.641       0.641
                                --------    --------    --------    --------
   Total from Investment
     Operations                    0.397       0.346       1.028       0.979
                                --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income        (0.367)     (0.316)     (0.388)     (0.339)
                                --------    --------    --------    --------
Net asset value -
   End of period                $  7.880    $  7.880    $  7.850    $  7.850
                                ========    ========    ========    ========
Total return (c) (d)                5.23%       4.55%      14.56%      13.82%
                                ========    ========    ========    ========

RATIOS TO AVERAGE NET ASSETS
Expenses                            0.60%(f)    1.25%(f)    0.36%(f)    1.01%(f)
Fees and expenses waived or
 borne by the Adviser               0.72%(f)    0.72%(f)    0.96%(f)    0.96%(f)
Net investment income               4.75%(f)    4.10%(f)    5.03%(f)    4.38%(f)
Portfolio turnover                    20%         20%         69%         69%
Net assets at end
 of period (000)                $ 12,479    $ 13,080    $ 13,317    $ 14,820

(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to   $  0.057    $  0.057    $  0.074    $  0.074

(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
All of the distributions will be treated as exempt income for federal income tax purposes.

                  FINANCIAL HIGHLIGHTS - CONT.


               Year ended                       Period ended
              November 30                       November 30
      --------------------------         ------------------------------
                  1994                            1993 (B)
      Class A           Class B           Class A           Class B
      -------           -------           -------           -------
      $ 7.810           $ 7.810           $ 7.500           $ 7.500
      -------           -------           -------           -------

        0.366             0.317             0.305             0.263

       (0.596)           (0.596)            0.302             0.302
      -------           -------           -------           -------

       (0.230)           (0.279)            0.607             0.565
      -------           -------           -------           -------

       (0.370)           (0.321)           (0.297)           (0.255)
      -------           -------           -------           -------

      $ 7.210           $ 7.210           $ 7.810           $ 7.810
      =======           =======           =======           =======
        (3.05)%           (3.68)%            8.18%(e)          7.61%(e)
      =======           =======           =======           =======


         0.20%             0.85%             0.20%(g)          0.85%(g)

         1.07%             1.07%             1.33%(g)          1.33%(g)
         4.85%             4.20%             4.53%(g)          3.88%(g)
           26%               26%                5%(g)             5%(g)

      $16,791           $14,138           $14,700           $ 9,396




      $ 0.080           $ 0.080           $ 0.090           $ 0.090

                        REPORT OF INDEPENDENT ACCOUNTANTS

  T0 THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
     COLONIAL INTERMEDIATE TAX-EXEMPT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate Tax-Exempt Fund (a series of Colonial Trust IV) at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
Boston, Massachusetts
January 10, 1997

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Intermediate Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Intermediate Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Logo]  Colonial
        Mutual Funds

Earning Your Trust for
More Than 60 Years


                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC. Distributor (C) 1997
                One of the Liberty Financial Companies (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            IM-02/105D-1296 M (1/97)

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